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                                                                    EXHIBIT 10.6

                    SECOND EXTENSION AND FURTHER AMENDMENT OF
                               MARKETING AGREEMENT

THIS EXHIBIT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. THE CONFIDENTIAL INFORMATION HAS BEEN SO OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. IN PLACE OF SUCH OMITTED CONFIDENTIAL INFORMATION, "****" HAS BEEN INSERTED.

         This Second Extension and Further Amendment of Marketing Agreement ("Amendment") is made and entered into this 8th day of May, 2002, by and among Information Technology, Inc., a Nebraska corporation ("ITI"), and Fiserv, Inc., a Wisconsin corporation ("Fiserv"), for and on behalf of itself and all of the operating divisions and subsidiaries (other than ITI), present and future, of Fiserv (together with ITI and Fiserv, the "Fiserv Companies"), and Hyland Software, Inc., an Ohio corporation ("HYLAND").

                                    RECITALS:

         A. HYLAND and the Fiserv Companies are parties to a certain Marketing Agreement, dated January 18, 1994, as amended (the "Original Marketing Agreement"), and a certain Loan and License Agreement, dated May 9, 1997, as amended (the "Check License Agreement"), that amended the Original Marketing Agreement and that separately provided for the licensing of the "Licensed Check Products" (as defined in the Check License Agreement).

         B. The current term of the Original License Agreement (as amended by the Check License Agreement) is scheduled to expire on May 8, 2002.

         C. The parties now desire to extend the term of the Original Marketing Agreement and make certain further amendments to the provisions of the Original Marketing Agreement, in order that the Fiserv Companies may retain the right to market to their present and future customers HYLAND's OnBase (ILLEGIBLE) Information Management System software products.

         NOW, THEREFORE, in consideration of the foregoing recitals and of the covenants and promises herein contained, the parties hereto agree as follows:

                                     TERMS:

1. CAPITALIZED TERMS USED IN THIS AMENDMENT AND NOT OTHERWISE DEFINED HEREIN ARE USED HEREIN WITH THE MEANINGS ASCRIBED TO SUCH TERMS IN THE ORIGINAL MARKETING AGREEMENT AS IN EFFECT IMMEDIATELY PRIOR TO THE DATE HEREOF. THE ORIGINAL MARKETING AGREEMENT, AS HERETOFORE AMENDED AND AS FURTHER EXTENDED AND AMENDED BY THIS AMENDMENT, SHALL HEREINAFTER IN THIS AMENDMENT BE REFERRED TO AS THE "AGREEMENT." ALL REFERENCES IN THE ORIGINAL MARKETING AGREEMENT TO "AGREEMENT" SHALL HEREAFTER HAVE THE MEANING GIVEN TO SUCH TERM IN THE PREVIOUS SENTENCE.

2. THIS AMENDMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES ON AND AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

3. SECTION 1.1 OF THE ORIGINAL MARKETING AGREEMENT IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

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         1.1      Products Defined. The HYLAND software products covered by this
Agreement (hereinafter referred to as the "Products") shall be the OnBase(R) Information Management System, all modules, new versions and enhancements thereof, but specifically not including the "Licensed Check Products" that are the subject of the Check License Agreement.

4. SECTION 2.1 OF THE ORIGINAL MARKETING AGREEMENT IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

         2.1 Marketing Rights. In consideration of and subject to the terms and conditions of this Agreement, HYLAND hereby grants to the Fiserv Companies, and the Fiserv Companies hereby accept from HYLAND, an exclusive (except as herein described), non-assignable, and non-transferable right to market the Products, in machine-readable object code form, to persons or entities located in the United States that are or become end users of software products of any of the Actively Marketing Fiserv Companies (all of said persons or entities being herein referred to as "Customers"); for all purposes of this Agreement, "Actively Marketing Fiserv Companies" means the divisions and subsidiaries of Fiserv that are listed on Exhibit 1 (as amended from time to time should the parties mutually agree to add additional Fiserv Companies) attached to this Agreement and that are actively supporting the promotion of Fiserv-branded versions of the Products to their existing and prospective Customers; provided, however, nothing herein contained shall prevent dealers or other marketers of the Products that have been authorized by HYLAND ("HYLAND Dealers") that are identified in Exhibit A, Part 1, from marketing and further licensing the Products to Customers nor prevent those HYLAND Dealers identified in Exhibit A,
Part 2, from marketing and further licensing the Products to Customers other than Customers of ITI. HYLAND may add to Exhibit A (either part 1 and Part 2, as HYLAND may determine) any new HYLAND Dealer that has not been a HYLAND Dealer at any time prior to May 8, 2002, upon notice to Fiserv on or prior to the effective date of HYLAND's reseller or other marketing agreement with such new HYLAND Dealer; provided, that, in the event HYLAND is prevented, in its reasonable judgment, from disclosing to Fiserv the identity of any potential new HYLAND Dealer because of an obligation of confidentiality of HYLAND that is required by such potential new HYLAND Dealer: (a) HYLAND may omit the name and other identifying information of such potential new HYLAND Dealer from the notice provided above and the parties nevertheless shall treat such potential new HYLAND Dealer as a HYLAND Dealer listed on the appropriate Part of Exhibit A (as specified in the notice from HYLAND) for all purposes of this Agreement; and
(b) HYLAND shall notify Fiserv of the name of such new HYLAND Dealer within fifteen (15) days after the reseller or other marketing agreement as been entered into and the confidentiality obligation of HYLAND has terminated or has been waived by such new HYLAND Dealer.

          Notwithstanding the exclusivity granted in the proceeding paragraph, nothing shall prevent HYLAND, for its own account, or any HYLAND Dealers (whether or not listed on Exhibit A) from marketing and further licensing the Products to:

          (1) any Customers that are financial institutions with less than twenty billion dollars ($20,000,000,000) in assets and that are Customers of a "Dual Sourcing Fiserv Company," and for all purposes of this Agreement, a "Dual Sourcing Fiserv Company" is an Actively Marketing Fiserv Company that markets, licenses, sells, or otherwise promotes or

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distributes to Customers any software product (but, in the case of ImageSoft
Technologies, specifically excluding the Titan software product) that competes with the Products;

          (2) any Customers that are not financial institutions.

          Notwithstanding the exclusivity granted in the first paragraph of this
Section 2.1, nothing shall prevent HYLAND, for its own account, from marketing and further licensing the Products to any Customers that are financial institutions with twenty billion dollars ($20,000,000,000) or more in assets.

          The rights granted to the Fiserv Companies to market the Products are worldwide, but are non-exclusive except as specifically set forth in the preceding paragraphs of this Section 2.1. The rights granted hereunder also include a worldwide, non-exclusive (except as herein described), non-assignable, and non-transferable right to further license the Products, in machine-readable object code from only, to the Customers upon the basis and subject to the terms herein described.

          HYLAND agrees that it will not enter into any reseller or marketing arrangement, understanding, or agreement, other than this Agreement, with respect to the marketing of the Products with any of the Actively Marketing Fiserv Companies. In addition, HYLAND agrees to notify Fiserv and ITI if any Fiserv Company contacts HYLAND regarding any reseller or marketing arrangement with respect to the Products.

5. SECTION 3.1 OF THE ORIGINAL MARKETING AGREEMENT IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

3.1 License Fees. As consideration for the rights granted hereunder, the Fiserv Companies agree to pay to HYLAND a license fee equal to **** of the "Price" as set forth on Exhibit B attached to this Agreement for the applicable Fiserv Company. The "Price" set forth therein may be modified as mutually agreed by the parties. For this purpose, the parties agree to meet at least once annually for the purpose of establishing a revised "Price", not less than sixty
(60) days prior to the annual anniversary date of the Agreement, and to use their commercially reasonable efforts in good faith to negotiate and agree upon a new "Price" to be effective as of such next annual anniversary date; provided, that in the event the parties fail to meet, or fail to use their commercially reasonable efforts in good faith, to agree upon a new "Price" for any period hereunder, HYLAND shall have the right, upon not less than ninety (90) days advance written notice to ITI (it being the responsibility of ITI to notify the other Fiserv Companies), to adopt and establish the revised "Price", such revised "Price" being no greater than the current "Price" plus the greater of
(i) five percent (5%); or (ii) the increase in the Consumer Price Index for All Urban Consumers (CPI-U): U.S. City Average All Items (1982 - 1984 = 100) for the period of time since execution of this Agreement or the last increase, as applicable. HYLAND agrees and acknowledges that the Fiserv Companies retain full right and authority to establish the pricing of the Products to Customers.

6. SECTION 3.2 OF THE ORIGINAL MARKETING AGREEMENT IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

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         3.2      Maintenance Fees. For each period of twelve (12) months that any of the Fiserv Companies provide maintenance and technical support of the Products to any Customer, the Fiserv Companies shall pay to HYLAND a maintenance fee in an amount equal to the percentage determined in accordance with the table below of the then current Price for such Products:

CALENDAR YEAR IN WHICH
MAINTENANCE FEE IS DUE                               MAINTENANCE PERCENTAGE
----------------------                               ----------------------
2002                                                           ****
2003                                                           ****
2004                                                           ****
2005 and thereafter during the term                            ****

This maintenance fee percentage shall be effective for the full twelve (12) months that any of the Fiserv Companies provide maintenance and technical support to the involved Customer.

                  3.2.1 Notwithstanding the foregoing, in the event ITI is providing maintenance and technical support to the involved Customer under terms that ITI extends to its Customers generally and in which the involved Customer is not required to pay any fees for maintenance and technical support services for up to one (1) year after licensing the Products, ITI shall not be obligated to pay any additional fees to HYLAND under this Section 3.2 for any maintenance and technical support of the involved Customer during such period of up to one
(1) year.

7. SECTION 4.2 OF THE ORIGINAL MARKETING AGREEMENT IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

         4.2 Training. During the term of this Agreement, and thereafter for so long as any Customers remain entitled to use the Products under licenses granted to them pursuant to this Agreement and any of the Fiserv Companies continue to provide maintenance and technical support of the Products to such Customers, HYLAND shall provide training to personnel of the Fiserv Companies on the following basis:

                  4.2.1 Reasonable initial training shall be provided by HYLAND at the offices of the Fiserv Companies. The Fiserv Companies shall provide the use of their facilities without charge to HYLAND.

                  4.2.2    Following completion of the training required under
Section 4.2.1, HYLAND shall continue to provide training to personnel of the Fiserv Companies, as reasonably requested by the Fiserv Companies.

The Fiserv Companies shall pay for all training services provided hereunder, and reimburse HYLAND for reasonable costs and expenses incurred by HYLAND in connection with training, all in accordance with HYLAND's training fee schedule in effect from time to time and applicable to its dealers and end users generally. HYLAND shall have the right to change the training fee schedule in effect hereunder whenever it changes its training fee schedule for its

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dealers and end users generally, effective upon not less than ninety (90) days advance written notice to ITI (it being the responsibility of ITI to notify the other Fiserv Companies) of such change, which notice shall be accompanied by HYLAND's new training fee schedule.

8. THE LAST SENTENCE OF SECTION 4.3 OF THE ORIGINAL MARKETING AGREEMENT IS DELETED IN ITS ENTIRETY AND THE FOLLOWING SUBSTITUTED IN LIEU THEREOF:

On-site installation or training of Customers shall be available from HYLAND upon HYLAND's standard terms, including but not limited to fees for services and reimbursement of costs and expenses, for the provision of such services to its end users generally and in effect at the time such on-site installation or training services are ordered.

9.       SECTION 4.8 OF THE ORIGINAL MARKETING AGREEMENT IS DELETED IN ITS
ENTIRETY.

10.      SECTION 4.9 OF THE ORIGINAL MARKETING AGREEMENT IS DELETED IN ITS
ENTIRETY.

11. SECTION 6.2 OF THE ORIGINAL MARKETING AGREEMENT IS DELETED IN ITS ENTIRETY AND THE FOLLOWING IS SUBSTITUTED IN LIEU THEREOF:

         6.2 Patent Infringements. If notified promptly in writing of any action brought against the Fiserv Companies alleging that the Fiserv Companies' sublicensing, use or other disposition of the Products (or the use by any Customer of the Products) infringes any United States, Canadian or other patent, copyright or other proprietary right, HYLAND will defend that action at its expense and will pay the costs of damages awarded against the Fiserv Companies in the action, provided that (i) HYLAND shall have primary responsibility and control of the defense of any such action and all negotiations for its settlement or compromise; (ii) the Fiserv Companies shall cooperate with HYLAND in defense of the action, at HYLAND's expense; and (iii) the action does not result from the use of the Products for purposes for which they were not designed or in combination with software or other products not supplied by HYLAND, unless the Products instead of the combination of the Products with the other software or products, is determined to be the cause of the claim. HYLAND may, at its own expense, and the Fiserv Companies shall allow HYLAND to procure for the Fiserv Companies and the Customers, the right to continue the use of the Products as permitted under this Agreement or replace or modify the Products so that they become non-infringing. Instead of or in addition to defending such action or suit, the foregoing provisions to the contrary notwithstanding, if the action and/or claim relates to or affects in any way the Fiserv Companies' use of the Products, HYLAND shall not have the authority or right to settle said action and/or claim without first obtaining the prior express written approval of the Fiserv Companies, which approval the Fiserv Companies may withhold for good cause and/or reasonable business concerns.

12. SECTION 6.4 OF THE ORIGINAL MARKETING AGREEMENT IS AMENDED BY DELETING THE WORDS "SECTION 5.2 AND 5.3 HEREOF" IN THE SECOND LINE THEREOF, AND SUBSTITUTING IN LIEU THEREOF THE WORDS "SECTION 6.2 AND 6.6 HEREOF".

13. NEW SECTIONS 6.5 AND 6.6 ARE ADDED TO THE ORIGINAL MARKETING AGREEMENT AND SHALL READ IN THEIR ENTIRETY AS FOLLOWS:

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         6.5      The Fiserv Companies' Warranties. The Fiserv Companies each warrant that it has the right and authority to enter into this Agreement and that it has no knowledge of any claim that the Fiserv Companies' products, which will be used in connection with the Products, infringe any patent or copyright or constitutes a misappropriation of any trade secret, and that this Agreement is not in conflict with existing agreements of the Fiserv Companies. The Fiserv Companies warrant that any private label tradenames or marks that any of the Fiserv Companies directs HYLAND to use to customize the Products do not infringe on the property rights of third parties.

         6.6 Indemnification by the Fiserv Companies to HYLAND. The Fiserv Companies agree to indemnify and save HYLAND harmless from and against any and all claims, demands, costs and liabilities (including all reasonable legal fees) arising directly or indirectly out of the activities and/or conduct of the Fiserv Companies hereunder or claims by any other persons or entities arising from this Agreement whatsoever to the extent that the claims, damages, costs, demands and/or liabilities arise directly or indirectly out of the activities and/or conduct of the Fiserv Companies hereunder and are not demonstrated to have resulted from any direct conduct of HYLAND or breach of its representations and warranties under this Agreement as to the Products, provided however, nothing in this Section 6.6 shall be construed as lessening HYLAND's responsibilities under Sections 6.1, 6.2, and 6.3 nor as requiring the Fiserv Companies to indemnify or save HYLAND harmless from such responsibilities.

14. SECTION 7.6 OF THE ORIGINAL MARKETING AGREEMENT IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

         7.6 Term and Termination. This Agreement shall have an extended term of five (5) years, ending on May 8, 2007, and shall continue thereafter for successive annual periods unless either party shall, upon written notice given to the other party at least ninety (90) days prior to the expiration of the then-current term of this Agreement, elect to discontinue this Agreement. Notwithstanding any of the provisions of this Agreement to the contrary, however, upon the occurrence of an Event of Default, as hereinafter defined, the non-defaulting party may, upon sixty (60) days prior written notice of such Event of Default, terminate this Agreement unless the Event of Default has been cured within said sixty (60) day period. Notwithstanding any such Event of Default and termination of this Agreement, HYLAND's obligation to maintain, support and enhance the Products, as set forth in Article III hereof, shall continue for so long as the terms of any Product License Agreement or Maintenance Agreement between a Customer and the Fiserv Companies continues to exist and obligate the Fiserv Companies for the delivery of such services.

15. SECTION 7.7.2 OF THE ORIGINAL MARKETING AGREEMENT IS AMENDED BY DELETING THE LAST SENTENCE THEREOF.

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16.      SECTION 8.1 OF THE ORIGINAL MARKETING AGREEMENT IS AMENDED TO READ
IN ITS ENTIRETY AS FOLLOWS:

         8.1 No Assignment. This Agreement shall not be assigned by any of the Fiserv Companies without the prior written consent of HYLAND, or by HYLAND without the prior written consent of Fiserv, in each case which consent shall not be unreasonably withheld.

17. SECTION 8.8 OF THE ORIGINAL MARKETING AGREEMENT IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

         8.8 Choice of Forum. Any action arising out of or related to this Agreement or the transaction herein described, whether at law or in equity, may be instituted in and litigated in the state or federal courts of the State of Nebraska or the State of Ohio. In accordance herewith, the parties submit to the jurisdiction of the courts of said state.

 18. IN ALL OTHER RESPECTS, THE ORIGINAL MARKETING AGREEMENT REMAINS IN FULL FORCE AND EFFECT.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date and year first above written.

INFORMATION TECHNOLOGY, INC.              HYLAND SOFTWARE, INC.

By: /s/ Michael Young                     By: /s/ Miguel Zubizarreta
    -------------------                      --------------------------
Title: President                          Title: Exec. V.P.


Address: 1345 Old Cheney Road             Address: 28500 Clemens Road
         Lincoln, NE 68512                         Westlake, OH 44145

FISERV INC. (for itself and for all other Fiserv Companies except ITI)

By: /s/ Donald F. Dillon
    -----------------------
Title: Chairman

Address: 255 Fiserv Drive
         Brookfield, WI 53045

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Exhibit A, Part 1
December 10, 1993

                             Authorized Dealer List
                     Hyland Software, Inc. -- All Customers

****
Lenexa, KS

****
Denver, CO

****
Omaha, NE

****
Davenport, IA

****
Madison Lake, MN

****
Minneapolis, MN

****
Clearwater, FL

****
Portland, OR

****
Honolulu, HI

****
Phoenix, AZ

****
Rocky Hills, CT

****
Ann Arbor, MI

****
Cleveland, HO

****
Minneapolis, MN



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Exhibit A, Part 2
May 8, 2002

                             Authorized Dealer List
                 Hyland Software, Inc. -- All non-ITI Customers

****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****


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                                    EXHIBIT 1
           TO MARKETING AGREEMENT (AS AMENDED BY THE SECOND EXTENSION
                  AND FURTHER AMENDMENT OF MARKETING AGREEMENT)


List of Actively Marketing Fiserv Companies:

****
****
****
****
****
****
****
****
****
****
****

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                                REVISED EXHIBIT B
                                       TO
          MARKETING AGREEMENT (AS AMENDED BY THE SECOND EXTENSION AND
                   FURTHER AMENDMENT OF MARKETING AGREEMENT)

Current Product Pricing to remain in effect and, in accordance with Section 3.1 of the Marketing Agreement, as hereby amended, the parties agree to meet within 60 days after date hereof and mutually agree upon a revised Current Price List as contemplated by such Section 3.1, for the period through May 8, 2003.

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